Exhibit 1(a)

Entergy Corporation

10,000,000
[__]% Equity Units

UNDERWRITING AGREEMENT

December [__], 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

As representatives of the several underwriters listed on Schedule II

Ladies and Gentlemen:

The undersigned, Entergy Corporation, a Delaware corporation (the "Company"), proposes to issue and sell severally to the underwriters set forth in Schedule II attached hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. are acting as representatives (the "Representatives"), the respective numbers of 10,000,000 [__]% Equity Units of the Company (the "Securities") set forth in such Schedule II.

    Purchase and Sale.

    On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, at the purchase price per Security set forth in Schedule I attached hereto, the number of Securities set forth in Schedule II opposite the name of such Underwriter.

    Description of Securities.

    Each Security will have a stated amount of $50.00 and will initially be comprised of (a) a purchase contract (a "Purchase Contract") under which the holder will purchase from the Company on or before February 17, 2009 a number of shares (the "Issuable Common Stock") of common stock, $0.01 par value, of the Company (the "Common Stock") calculated as set forth in the Purchase Contract and Pledge Agreement (as defined herein) and (b) a 1/20 undivided beneficial interest in a Senior Note initially due February 17, 2011 (the "Senior Notes") of the Company having a principal amount of $1,000.

    In accordance with the terms of the Purchase Contract and Pledge Agreement to be dated as of December [__], 2005 (the "Purchase Contract and Pledge Agreement") among the Company, The Bank of New York, as purchase contract agent (the "Purchase Contract Agent"), and J.P. Morgan Chase Bank, N.A., as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), the Senior Notes constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to the Collateral Agent for the benefit of the Company, pursuant to the Purchase Contract and Pledge Agreement to secure the holders' obligation to purchase the Issuable Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Senior Notes (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by a Corporate Units Certificate (as defined in the Purchase Contract and Pledge Agreement).

    The Senior Notes will be issued pursuant to an Indenture, dated as of December 1, 2002, and a Supplemental Indenture, dated as of December [__], 2005, establishing the terms of the Senior Notes (collectively, the "Indenture"), in each case between Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), and the Company.

    Pursuant to a Remarketing Agreement (the "Remarketing Agreement") described in the Prospectus (as defined herein) and to be dated as of December [__], 2005 among the Company, the Purchase Contract Agent and Citigroup Global Markets Inc., to act each as the reset agent and the remarketing agent (together, the "Remarketing Agent"), the Senior Notes will be remarketed, subject to certain terms and conditions.

    As used in this Underwriting Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract and Pledge Agreement, the Indenture and the Remarketing Agreement.

    Representations and Warranties of the Company.

    The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

      The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has the necessary corporate power and authority to conduct the business that it is described in the Disclosure Package (as defined herein) as conducting and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a material adverse effect on the business, property or financial condition of the Company and Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc. (or its successors or permitted assigns), Entergy Mississippi, Inc., Entergy New Orleans, Inc. ("Entergy New Orleans") and System Energy Resources, Inc. (each, a "Principal Subsidiary" and collectively, the "Principal Subsidiaries"), taken as a whole (a "Material Adverse Effect"). All of the issued and outstanding common stock or common securities of each Principal Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and all of such common stock or common securities (excluding preferred stock or preferred securities with voting rights) is owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title.
      Each Principal Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Package. Each Principal Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a Material Adverse Effect.
      Except for certain of the Principal Subsidiaries, the Company does not have any "significant subsidiaries" (within the meaning of Rule 1-02(w) of Regulation S-X).
      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-130107) and a Preliminary Prospectus (as defined herein) for the registration of the Securities (comprised of the Purchase Contracts and the Senior Notes) and the Issuable Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement, as amended, has become effective under the Securities Act. Such registration statement, as amended at the time it (or the most recent post-effective amendment thereto) became effective under the Securities Act, including the information deemed to be a part thereof pursuant to Rule 430A(b) under the Securities Act, is hereinafter referred to as the "Registration Statement." At the time of filing the Registration Statement and at the date hereof, the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act). Any registration statement filed pursuant to Rule 462(b) of the rules and regulations under the Securities Act is herein referred to as the "Rule 462(b) Registration Statement" and, after such filing, the term Registration Statement shall include the Rule 462(b) Registration Statement. The prospectus constituting a part of the Registration Statement, including the documents incorporated by reference therein pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, in the form transmitted for filing to the Commission pursuant to Rule 424(b)(1) or (b)(4) under the Securities Act and as it may thereafter be amended or supplemented pursuant to Section 6(e) hereof, is hereinafter referred to as the "Prospectus" (except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the Prospectus transmitted for filing to the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use). For purposes hereof, "Preliminary Prospectus" shall mean any preliminary prospectus included as part of the Registration Statement prior to the time the Registration Statement became effective or any preliminary prospectus provided by the Company for use by the Underwriters in connection with the marketing of the Securities on or prior to the date hereof, in each case, including the documents incorporated by reference therein pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act.
      After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement (including any filing under Rule 462(b)) or any supplement to the Prospectus or the Disclosure Package, without prior notice to the Underwriters and to Pillsbury Winthrop Shaw Pittman LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing.
      Each of the Registration Statement and any Rule 462(b) Registration Statement at the time it became effective under the Securities Act, and the Purchase Contract and Pledge Agreement and the Indenture, at such time, and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Securities and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Preliminary Prospectus and the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, on the date filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the respective dates the Registration Statement and any 462(b) Registration Statement were declared effective by the Commission under the Securities Act, the Registration Statement and any 462(b) Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that any Preliminary Prospectus was delivered to the Underwriters for their use in marketing the Securities, such Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Securities and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (f) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, any Rule 462(b) Registration Statement, the Preliminary Prospectus, or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or to any statements in or omissions from the statements of eligibility of the Trustee and the Purchase Contract Agent on Form T-1, as then amended, under the Trust Indenture Act filed as exhibits to the Registration Statement or any 462(b) Registration Statement (the "Statements of Eligibility").
      The Disclosure Package, and each electronic roadshow identified in Part B of Schedule III hereto, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof. For purposes hereof, (i) "Disclosure Package" shall mean (x) the Statutory Prospectus, (y) the Issuer Free Writing Prospectuses, if any, identified in Part A of Schedule III hereto, and (z) any other Free Writing Prospectus, if any, identified in Part A of Schedule III hereto, (ii) "Statutory Prospectus" shall mean, as of any time, the prospectus relating to the Securities that is included as part of the Registration Statement immediately prior to that time, including the documents incorporated by reference therein pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, (iii) "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iv) "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.
      Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 6(b) hereof does not include any information that conflicts with the information contained in the Registration Statement, the Prospectus or the Statutory Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof.
      As of the date of the financial statements filed with the Company's most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, each of the Company and each of the public utility subsidiary companies (as defined under Section 2(a)(5) of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act")) had common equity of at least thirty percent (30%) of "total capitalization" (within the meaning of the order of the Commission (Release No. 35-27864) under the Holding Company Act authorizing the issuance and sale of the Securities (the "Holding Company Act Order")).
      All outstanding securities of the Company that are rated are "rated 'investment grade'" (within the meaning of the Holding Company Act Order) by any nationally recognized statistical rating organization as that term is used in paragraphs (c)(2)(vi)(E), (F) and (H) of Rule 15c3-1 under the Exchange Act.
      Neither the issuance and sale of the Securities and the Issuable Common Stock in accordance with this Underwriting Agreement and the Transaction Documents, the compliance by the Company with all of the provisions of the Securities, the Transaction Documents and this Underwriting Agreement, nor the fulfillment of the terms of this Underwriting Agreement and the Transaction Documents, will violate any provision of, or constitute a default under, any indenture or any other agreement or instrument to which the Company or any of the Principal Subsidiaries is now a party.
      Except as set forth in or contemplated by the Disclosure Package, as it may be then amended or supplemented, the Company and the Principal Subsidiaries possess adequate franchises, licenses, permits, and other rights to conduct their respective business and operations as now conducted, without any known conflicts with the rights of others which could reasonably be expected to result in a Material Adverse Effect.
      The Company is not, and, after giving effect to the offering and sale of the Securities, the Company will not be, an "investment company," or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.
      Except as set forth in or contemplated by the Disclosure Package, as it may be then amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of the Principal Subsidiaries is a party or of which any property of the Company or such Principal Subsidiaries is the subject which, if determined adversely to the Company or such Principal Subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
      Since the date of the most recent financial statements incorporated by reference in the Disclosure Package and the Prospectus, there has been no event which could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated by the Disclosure Package and the Prospectus, as it may be then amended or supplemented.
      (i) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein) and (ii) the consolidated financial statements of Entergy-Koch, LP ("Entergy-Koch") incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of Entergy-Koch as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).
      Neither the Company nor any of the Principal Subsidiaries (except for Entergy New Orleans) is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of such Principal Subsidiaries or any of its or their properties, as applicable, which violation or default, with respect to clauses (ii) and (iii), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The bankruptcy filing of Entergy New Orleans did not result in a violation or default of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, or other agreement or instrument to which Entergy or the other Principal Subsidiaries are a party or bound or to which their property is subject that was not waived.
      The Company has an authorized capitalization as set forth in the Disclosure Package and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.
      To the best of its knowledge, the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations of the Commission that have been adopted and are effective thereunder.
      (i) Deloitte & Touche LLP who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules of the Company incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and (ii) Ernst & Young LLP who have certified certain financial statements of Entergy-Koch and delivered their report with respect to the audited consolidated financial statements of Entergy-Koch incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, were independent registered public accountants with respect to Entergy-Koch within the meaning of the Securities Act and the applicable published rules and regulations thereunder during the period covered by such financial statements and as of March 1, 2005.
      The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
      No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.
      There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Underwriting Agreement or the issuance or sale of the Securities by the Company.

    Offering.

    The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Securities will be offered to the public at the initial public offering price per Security set forth in Schedule I. The Underwriters agree to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Securities, the Senior Notes underlying the Securities with respect to which the Company and such initial purchasers have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent, through the Purchase Contract Agent, of the Senior Notes to be pledged at the Closing Date in accordance with the Purchase Contract and Pledge Agreement.

    Time and Place of Closing, Delivery of the Securities.

    Delivery of the Securities and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at 10:00 A.M., New York time, on December [__], 2005, or at such other time on the same or such other day as shall be agreed upon by the Company and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

    The Securities shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company in New York, New York. The certificate for the Securities shall be in the form of one or more typewritten global units in fully registered form, in the aggregate number of the Securities and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Securities available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Representatives and the Company, or at such other time and/or date as may be agreed upon between the Representatives and the Company. For purposes of this Underwriting Agreement, "business day" means any day on which the New York Stock Exchange is open for bidding.

    Covenants of the Company.

    The Company covenants and agrees with the several Underwriters that:

      Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.
      To prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in a form approved by you and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.
      The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.
      The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.
      During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances when it (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) is delivered to a purchaser of the Securities, the Company will amend or supplement the Prospectus or the Disclosure Package by preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) or the Disclosure Package is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.
      The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
      At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Securities for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.
      The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Securities including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Securities and the Issuable Common Stock, (iii) the qualification of the Securities under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, any Preliminary Prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (e) of this Section 6, (v) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering, (vi) the fees and disbursements of the Trustee, the Purchase Contract Agent, the Collateral Agent and the Remarketing Agent, any agent thereof, and the reasonable fees and expenses of counsel thereof, and (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing and offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.
      During a period of 60 days from the date hereof, the Company shall not, directly or indirectly, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap, or any other agreement or any transaction, that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities and the Issuable Common Stock, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to employee benefit or compensation plans of the Company and (D) any shares of Common Stock issued pursuant to any nonemployee director stock plan, benefit plan, or compensation plan or dividend reinvestment and stock repurchase plan or for similar employee or director compensation or benefit purposes.
      The Company will use the proceeds received by it from the sale of the Securities pursuant to this Underwriting Agreement in the manner specified in the Disclosure Package and the Prospectus under the caption "Use of Proceeds."
      The Company will reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Issuable Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Issuable Common Stock pursuant to the Purchase Contracts.
       The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
      The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the final term sheet prepared and filed pursuant to Section 6(b) hereto, under the Securities Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule III hereto and any electronic road show identified in Part B of Schedule III hereto. Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping.

    Conditions of Underwriters' Obligations.

    The obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

      The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; the final term sheet contemplated by Section 6(b) hereto and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433.
      No stop order suspending the effectiveness of the Registration Statement, including any 462(b) Registration Statement, or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, shall be in effect at or prior to the Closing Date; no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Securities shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that, as of the Closing Date, no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.
      At the Closing Date, the Holding Company Act Order shall be in full force and effect, to the extent legally required for the issuance and sale of the Securities on the terms set forth in, or contemplated by, this Underwriting Agreement.
      At the Closing Date, the Underwriters shall have received from Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc., Jere Ahrens, Esq., Senior Tax Counsel of Entergy Services, Inc. and Thelen Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, (ii) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Securities prior to the Closing Date, with changes therein to reflect such supplementation, and (iii) if any Rule 462(b) Registration Statement shall have been filed with the Commission, with changes therein to reflect such filing.
      At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, (i) with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date and (ii) if any Rule 462(b) Registration Statement shall have been filed with the Commission, with changes therein to reflect such filing.
      On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent registered public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein and the stockholders of the Company, since December 31, 2004 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than five days prior to the date of the letter, there was any change in the capital stock of the Company, increase in long-term debt of the Company, or decrease in its net current assets or stockholders' equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus, except in all instances for changes, increases or decreases which the Registration Statement, the Statutory Prospectus as of the date hereof or the Prospectus discloses have occurred or may occur, for declarations of dividends, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Statutory Prospectus as of the date hereof or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Registration Statement, the Statutory Prospectus as of the date hereof and the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified by the Underwriters, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.
      On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Ernst & Young LLP, Entergy-Koch's independent registered public accountants, a letter dated the date hereof and addressed to the Underwriters covering such matters as the Underwriters may reasonably request.
      At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and the Principal Subsidiaries, taken as a whole, and there has not been any material transaction entered into by the Company or any of the Principal Subsidiaries, other than transactions in the ordinary course of business, in each case other than as set forth in, or contemplated by, the Prospectus, as it may then be amended or supplemented.
      At the Closing Date, the Underwriters shall have received duly executed counterparts of the Transaction Documents.
      At the Closing Date the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.
      Prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Senior Notes have received ratings of at least Baa3 from Moody's Investors Services, Inc. and at least BBB from Standard & Poor's Ratings Services.
      Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Services shall have lowered the Company's corporate credit rating in any respect.
      Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or any of its Principal Subsidiaries, which, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Securities.
      All legal matters in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to Counsel for the Underwriters.
      The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

    If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representatives at any time on or prior to the Closing Date upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Conditions of Company's Obligations.

    The obligations of the Company hereunder shall be subject to the following conditions:

      No stop order suspending the effectiveness of the Registration Statement, including any 462(b) Registration Statement, or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, shall be in effect at or prior to the Closing Date or any Date of Delivery, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Securities shall be pending before, or threatened by, the Commission on the Closing Date.
      At the Closing Date, the Holding Company Act Order shall be in full force and effect, to the extent legally required for the issuance and sale of the Securities on the terms set forth in, or contemplated by, this Underwriting Agreement.

    In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Indemnification.

      The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 6(b) hereto, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any thereof (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof) or arising out of, or based upon, statements in or omissions from the Statements of Eligibility. The Company also agrees to indemnify and hold harmless Morgan Stanley & Co. Incorporated ("Morgan Stanley") and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Morgan Stanley's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD's Conduct Rules in connection with the offering of the Securities, except for any losses, claims, damages, liabilities, and judgments resulting from Morgan Stanley's, or such controlling person's, willful misconduct.
      Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page of any Preliminary Prospectus, the Statutory Prospectus and the Prospectus regarding delivery of the Securities, (ii) the sentences related to selling concessions and reallowances contained under the heading "Underwriting" in any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, (iii) the sentence relating to the intent of the Representatives to make a market in the Securities and (iv) the paragraphs related to stabilization, syndicate covering transactions and penalty bids contained under the heading "Underwriting" in any Preliminary Prospectus, the Statutory Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Statutory Prospectus, the Prospectus and any Issuer Free Writing Prospectus.
      In case any action shall be brought, based upon the Registration Statement, any Preliminary Prospectus, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus, against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 9(a) hereof in respect of such action, then in addition to such separate counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley in its capacity as a "qualified independent underwriter" and all persons, if any, who control Morgan Stanley within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
      If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

    Survival of Certain Representations and Obligations.

    Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any other person referred to in Section 9 hereof and (ii) acceptance of and payment for the Securities, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

    Default of Underwriters.

    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the number of Securities that it has agreed to purchase and pay for hereunder, and the number of Securities that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Securities, the other Underwriters shall be obligated to purchase the number of Securities that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the number of Securities that such Underwriter has agreed to purchase pursuant to Schedule II hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase the number of Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective number of Securities that they had severally agreed to purchase hereunder, and, in addition, the number of Securities that the defaulting Underwriter shall have so failed to purchase up to a number thereof equal to one-ninth of the respective number of Securities that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, the number of Securities that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective number of Securities, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

    Termination.

    This Underwriting Agreement shall be subject to termination by written notice from the Representatives to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading in the securities of the Company or generally shall have been suspended or limited on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the judgment of the Representatives, impracticable to market the Securities. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives, as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Securities or to the activity of the Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Securities. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Miscellaneous.

    THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representatives by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other persons referred to in Section 9 hereof, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Securities from the Underwriters.

    Notices.

    All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives at the address set forth at the beginning of this Underwriting Agreement, to the attention of [__________] (fax: [__________]) in the case of Citigroup Global Markets Inc., to the attention of [__________] (fax: [__________]) in the case of Morgan Stanley & Co. Incorporated and to the attention of [__________] (fax: [__________]) in the case of J.P. Morgan Securities Inc., or, if to the Company, shall be mailed or delivered to it at 500 Clinton Center Drive, Clinton, Mississippi, 39056, Attention: Treasurer.

    No Fiduciary Duty.

    The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Securities is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the issuance of the Securities (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters). Nothing in this Section 15 is intended to modify in any way the Underwriters' obligations expressly set forth in this Underwriting Agreement.

    Integration.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

Very truly yours,

Entergy Corporation

By: ____________________________
Name:
Title:

Accepted as of the date first above written:

Citigroup Global Markets Inc.

By: ___________________________
Name:
Title:

Morgan Stanley & Co. Incorporated

By: ___________________________
Name:
Title:

J.P. Morgan Securities Inc.

By: ___________________________
Name:
Title:

As representatives of the several underwriters listed on Schedule II

SCHEDULE I

    The initial public offering price per Security shall be $50.00.
    The purchase price per Security to be paid by the several Underwriters shall be $[__], being an amount equal to the initial public offering price set forth above less $[__] per Security.

SCHEDULE II

Entergy Corporation
10,000,000

[__]% Equity Units

Name of Underwriters	Number of Securities
Citigroup Global Markets Inc.	[__________]
Morgan Stanley & Co. Incorporated	[__________]
J.P. Morgan Securities Inc.	[__________]
ABN AMRO Incorporated	[__________]
Barclays Capital Inc.	[__________]
BNP Paribas Securities Corp.	[__________]
BNY Capital Markets, Inc.	[__________]
Calyon Securities (USA) Inc.	[__________]
Credit Suisse First Boston LLC	[__________]
HVB Capital Markets, Inc.	[__________]
KeyBanc Capital Markets, a Division of McDonald Investments Inc.	[__________]
Lehman Brothers Inc.	[__________]
Morgan Keegan & Company, Inc.	[__________]
SG Americas Securities, LLC	[__________]
Wachovia Capital Markets, LLC	[__________]
Wedbush Morgan Securities Inc.	[__________]

TOTAL	10,000,000

SCHEDULE III

Part A - Schedule of Free Writing Prospectuses included in the Disclosure Package

  Final Pricing Term Sheet dated December __, 2005 (Issuer Free Writing Prospectus)

Part B - Schedule of Free Writing Prospectuses not included in the Disclosure Package

  Roadshow presentation, as available on http://www.netroadshow.com (Issuer Free Writing Prospectus)

EXHIBIT A

[Letterhead of Entergy Services, Inc.]

December [__], 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

As representatives of the several underwriters listed on Schedule II to the Underwriting Agreement (the "Underwriters")

Ladies and Gentlemen:

I, together with Jere Ahrens, Esq., Senior Tax Counsel of Entergy Services, Inc. and Thelen Reid & Priest LLP, of New York, New York, have acted as counsel for Entergy Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale to the Underwriters, pursuant to the Underwriting Agreement effective December [__], 2005 (the "Underwriting Agreement"), between the Company and you, of 10,000,000 [__]% Equity Units (the "Securities"), a component of which initially is $500,000,000 aggregate principal amount of the Company's Senior Notes initially due February 17, 2011 (the "Senior Notes"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Company's Certificate of Incorporation and the Company's By-laws; (b) the Underwriting Agreement; (c) the Transaction Documents; (d) the Registration Statement, the Prospectus and the Disclosure Package; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Securities by the Company and the execution and delivery by the Company of the Underwriting Agreement and the Transaction Documents; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Securities by the Company and the Holding Company Act Order. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. While I have reviewed specimens representing the Securities and the Senior Notes, I have relied upon a certificate of the Purchase Contract Agent as to the authentication, execution and delivery of the Securities and upon a certificate of the Trustee as to the authentication and delivery of the Senior Notes. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons, the conformity with the originals of all documents submitted to me as copies and the authenticity of the originals of such latter documents.

In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement, the Prospectus and the Disclosure Package and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and certificates delivered at the closing of the sale of the Securities) and appropriate public officials without independent verification of such matters except as otherwise described herein.

Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement, in the preparation of the Registration Statement, the Prospectus, the Disclosure Package or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

My opinion in paragraph (1) below, insofar as it relates to the good standing of the Company under Delaware law, is given exclusively in reliance upon a certification of the Secretary of State of Delaware, upon which I believe I am justified in relying. A copy of such certification has been provided to you.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

    The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business in the State of Delaware.
    Each of the Purchase Contract and Pledge Agreement and the Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought. Each of the Indenture and the Purchase Contract and Pledge Agreement has been duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.
    The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, and will be entitled to the benefits of the Purchase Contract and Pledge Agreement and the Indenture, as applicable, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
    The shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance by the Company; and, if such shares of Issuable Common Stock (assuming the certificate or certificates representing such shares conform to the specimen I reviewed) are issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement against payment of the purchase price therefor, and duly countersigned and registered by the transfer agent and registrar thereof, such shares of Issuable Common Stock will be duly and validly issued and fully paid and non-assessable. The issuance of the Issuable Common Stock is not subject to any preemptive or other similar right.
    The statements made in the Prospectus under the captions "Description of the Equity Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement," "Description of the Senior Notes," and "Description of Common Stock," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents, constitute accurate summaries of the terms of such documents and of such benefits in all material respects.
    Each of the Underwriting Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Company.
    Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility upon which I do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion), such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.
    The Holding Company Act Order has been entered by the Commission authorizing the issuance and sale of the Securities by the Company; to the best of my knowledge, the Holding Company Act Order is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; the Holding Company Act Order is sufficient to authorize the performance by the Company of its obligations under the Transaction Documents and the Underwriting Agreement (including the issuance and sale of the Securities) in accordance with their terms; and no further consent, approval, authorization or order of any court or governmental agency or body (other than under the Securities Act or the Trust Indenture Act with respect to the issuance and sale of the Securities, which have been duly obtained, or in connection or compliance with the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Transaction Documents in accordance with their respective terms except such as may be required under the Securities Act or the Trust Indenture Act in connection with the remarketing of the Senior Notes pursuant to the Remarketing Agreement.
    The issuance and sale by the Company of the Securities and the execution, delivery and performance by the Company of the Underwriting Agreement and the Transaction Documents (a) will not violate any provision of the Company's Certificate of Incorporation or the Company's By-laws, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company or any of its Principal Subsidiaries pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company or any of its Principal Subsidiaries is a party or which purports to be binding upon the Company or any of its Principal Subsidiaries or upon any of their respective assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. My examination of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions did not disclose to me any information which gives me reason to believe that (i) the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the time that the Underwriting Agreement was executed and delivered, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (i) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, (ii) the Statements of Eligibility, (iii) the information contained in the Prospectus under the captions "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement-Book-Entry System," "Description of the Senior Notes-Certain Book-Entry Procedures for the Senior Notes" and "Certain United States Federal Income Tax Consequences."

I am a member of the Bar of the State of Louisiana, and this opinion is limited to the laws of the States of Louisiana and New York, the General Corporation Law of the State of Delaware and the United States of America. As to all matters of New York law, I have relied (without independent inquiry), with your approval, upon the opinion of even date herewith addressed to you of Thelen Reid & Priest LLP of New York, New York.

The opinion set forth above is solely for your benefit (and the benefit of the other Underwriters) in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

Very truly yours,

Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc.

EXHIBIT B

[Letterhead of Entergy Services, Inc.]

December [__], 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

As representatives of the several underwriters listed on Schedule II to the Underwriting Agreement (the "Underwriters")

Ladies and Gentlemen:

I, together with Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc. and Thelen Reid & Priest LLP, of New York, New York, have acted as counsel for Entergy Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale to the Underwriters, pursuant to the Underwriting Agreement effective December [__], 2005 (the "Underwriting Agreement"), between the Company and you, of 10,000,000 [__]% Equity Units (the "Securities"), a component of which initially is $500,000,000 aggregate principal amount of the Company's Senior Notes initially due February 17, 2011 (the "Senior Notes"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with the Registration Statement and the Prospectus. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion.

As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement and the Prospectus and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and certificates delivered at the closing of the sale of the Securities).

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that the statements made in the Prospectus under the caption "Certain United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, are accurate summaries in all material respects.

This opinion is limited to the laws of the United States of America.

The opinion set forth above is solely for your benefit (and the benefit of the other Underwriters) in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

Very truly yours,

Jere Ahrens, Esq., Senior Tax Counsel of Entergy Services, Inc.

EXHIBIT C

[Letterhead of Thelen Reid & Priest LLP]

December [__], 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

As representatives of the several underwriters listed on Schedule II to the Underwriting Agreement (the "Underwriters")

Ladies and Gentlemen:

We, together with Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc. and Jere Ahrens, Esq., Senior Tax Counsel of Entergy Services, Inc., have acted as counsel for Entergy Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale to the Underwriters, pursuant to the Underwriting Agreement effective December [__], 2005 (the "Underwriting Agreement"), between the Company and you, of 10,000,000 [__]% Equity Units (the "Securities"), a component of which initially is $500,000,000 aggregate principal amount of the Company's Senior Notes initially due February 17, 2011 (the "Senior Notes"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Certificate of Incorporation and the Company's By-laws; (b) the Underwriting Agreement; (c) the Transaction Documents; (d) the Registration Statement, the Prospectus and the Disclosure Package and the Disclosure Package; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Securities by the Company and the execution and delivery by the Company of the Underwriting Agreement and the Transaction Documents; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Securities by the Company and the Holding Company Act Order. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. As to questions of fact material to the opinions expressed herein, we have relied upon representations and certifications of officers of the Company (including but not limited to those contained in the Registration Statement, the Prospectus and the Disclosure Package, the Underwriting Agreement and the Transaction Documents and certificates delivered at the closing of the sale of the Securities) and appropriate public officials without independent verification of such matters except as otherwise described herein. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. While we have reviewed the specimens representing the Securities and the Senior Notes, we have relied upon a certificate of the Purchase Contract Agent as to the authentication, execution and delivery of the Securities and upon a certificate of the Trustee as to the authentication and delivery of the Senior Notes.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

    Each of the Purchase Contract and Pledge Agreement and the Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought. Each of the Indenture and the Purchase Contract and Pledge Agreement has been duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.
    The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, and will be entitled to the benefits of the Purchase Contract and Pledge Agreement and the Indenture, as applicable, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
    The shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance by the Company; and, if such shares of Issuable Common Stock (assuming the certificate or certificates representing such shares conform to the specimen we reviewed) are issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement against payment of the purchase price therefor, and duly countersigned and registered by the transfer agent and registrar thereof, such shares of Issuable Common Stock will be duly and validly issued and fully paid and non-assessable. The issuance of the Issuable Common Stock is not subject to any preemptive or other similar right.
    The statements made in the Prospectus under the captions "Description of the Equity Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement," "Description of the Senior Notes," and "Description of Common Stock," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents, constitute accurate summaries of the terms of such documents and of such benefits in all material respects.
    Each of the Underwriting Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Company.
    Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.
    The Holding Company Act Order has been entered by the Commission authorizing the issuance and sale of the Securities by the Company; to the best of our knowledge, the Holding Company Act Order is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; the Holding Company Act Order is sufficient to authorize the performance by the Company of its obligations under the Transaction Documents and the Underwriting Agreement (including the issuance and sale of the Securities) in accordance with their terms; and no further consent, approval, authorization or order of any court or governmental agency or body (other than under the Securities Act or the Trust Indenture Act with respect to the issuance and sale of the Securities, which have been duly obtained, or in connection or compliance with the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Transaction Documents in accordance with their respective terms except such as may be required under the Securities Act or the Trust Indenture Act in connection with the remarketing of the Senior Notes pursuant to the Remarketing Agreement.
    The Company is not, and as a result of the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (4) above. In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Our examination of the Registration Statement, the Disclosure Package and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that (i) the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the time that the Underwriting Agreement was executed and delivered, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, (ii) the Statements of Eligibility or (iii) the information contained in the Prospectus under the captions "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement-Book-Entry System" and "Description of the Senior Notes-Certain Book-Entry Procedures for the Senior Notes."

This opinion is limited to the law of the States of New York, the General Corporation Law of the State of Delaware and the United States of America.

The opinion set forth above is solely for your benefit (and the benefit of the other Underwriters) in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc. may rely on this opinion as to all matters of New York law in rendering her opinion required to be delivered under the Underwriting Agreement.

Very truly yours,

THELEN REID & PRIEST LLP

EXHIBIT D

[Letterhead of Pillsbury Winthrop Shaw Pittman LLP]

December [__], 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

As representatives of the several underwriters listed on Schedule II to the Underwriting Agreement.

Ladies and Gentlemen:

We have acted as your counsel in connection with the issuance and sale by Entergy Corporation, a Delaware corporation (the "Company"), of 10,000,000 [__]% Equity Units (the "Securities"), a component of which initially is $500,000,000 aggregate principal amount of the Company's Senior Notes initially due February 17, 2011 (the "Senior Notes") pursuant to an Underwriting Agreement between you and the Company effective December [__], 2005. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware and the United States of America.

We have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have also relied upon representations and certifications of the Company in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement, the Disclosure Package and the Prospectus.

In such review, we have assumed the genuineness of all signatures, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. While we have reviewed the instruments representing the Securities and the Senior Notes, we have relied upon a certificate of the Purchase Contract Agent as to the authentication, execution and delivery of the Securities and upon a certificate of the Trustee as to the authentication and delivery of the Senior Notes. No opinion is expressed regarding compliance with covenants in any agreement to which the Company or any of its affiliates is a party, or in any regulatory order pertaining to the Company or any of its affiliates, incorporating calculations of a financial or accounting nature.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

    Each of the Purchase Contract and Pledge Agreement and the Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought. Each of the Indenture and the Purchase Contract and Pledge Agreement has been duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.
    The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, and will be entitled to the benefits of the Purchase Contract and Pledge Agreement and the Indenture, as applicable, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
    The statements made in the Prospectus under the captions "Description of the Equity Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement," "Description of the Senior Notes," and "Description of Common Stock," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents, constitute accurate summaries of the terms of such documents and of such benefits in all material respects.
    Each of the Underwriting Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Company.
    The Holding Company Act Order has been entered by the Commission authorizing the issuance and sale of the Securities by the Company; to the best of our knowledge, the Holding Company Act Order is in full force and effect; the Holding Company Act Order is sufficient to authorize the performance by the Company of its obligations under the Transaction Documents and the Underwriting Agreement (including the issuance and sale of the Securities) in accordance with their terms; and no further consent, approval, authorization or order of any court or governmental agency or body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, upon which we do not pass, or under the Securities Act or the Trust Indenture Act with respect to the issuance and sale of the Securities) is legally required for the issuance and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Transaction Documents in accordance with their respective terms except such as may be required under the Securities Act or the Trust Indenture Act in connection with the remarketing of the Senior Notes pursuant to the Remarketing Agreement.
    Except in each case as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith. In passing upon the forms of the Registration Statement and the Prospectus, and the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act and incorporated by reference in the Prospectus pursuant to General Instruction VII and Item 12 of Form S-1 under the Securities Act, we have assumed that the statements included or incorporated by reference therein are correct and complete.
    To the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. While we reviewed certain corporate records and documents and statements of officers and other representatives of the Company as to the existence and consequences of certain factual and other matters, the primary purpose of our professional engagement was not to establish or confirm factual matters, legal matters not governed by New York law, the General Corporation Law of the State of Delaware or federal law or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus (except to the extent expressly set forth in paragraph (3) above) and have not made an independent check or verification thereof. Our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions did not disclose to us any information that gives us reason to believe that (i) the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the time that the Underwriting Agreement was executed and delivered, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to (i) the financial statements and other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (ii) the Statements of Eligibility or (iii) the information contained in the Registration Statement, the Disclosure Package and the Prospectus under the caption "Certain United States Federal Income Tax Consequences."

This opinion is furnished only to you in connection with the transaction contemplated by the Underwriting Agreement and is solely for your benefit (and the benefit of the other Underwriters). This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent (including by any person that acquires Securities from you).

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP